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Octel Corp. Appoints CEO

NEWARK, DELAWARE, June 23, 2005 - Octel Corp. (NYSE: OTL) today announced the appointment of Paul W Jennings as President and Chief Executive Officer with effect from today's date. Mr Jennings has been acting Chief Executive Office since April 15, 2005. By a special resolution of the Board of Directors of the Corporation, Mr Jennings was also appointed as an executive director to serve on the Board.

Mr Jennings joined the Corporation as Executive Vice President and Chief Financial Officer in November 2002. He previously served as CFO for Griffin LLC, a joint venture between Griffin Corporation and Dupont, and from 1986 to 1999 held positions of CFO and VP -- Finance for various divisions and regions of Courtaulds plc working in the USA, Europe and Singapore.

"We are pleased Paul will continue as Chief Executive Officer," said Robert Bew, Chairman of Octel Corp. "He has been crucial in driving the transformation of our business to a global Specialty Chemicals business and his leadership skills will be invaluable as we continue to progress on our strategic financial and operational goals."

Octel Corp., a Delaware corporation, is a global chemical company specializing in high performance fuel additives and special and effect chemicals. The company's strategy is to manage profitably and responsibly the decline in world demand for its major product -- tetraethyl lead (TEL) in gasoline -- through competitive differentiation and stringent product stewardship, to expand its Petroleum Specialties and Performance Chemicals businesses organically through product innovation and focus on customer needs, and to seek synergistic growth opportunities through joint venture, alliances, collaborative arrangements and acquisitions.

CAUTIONARY STATEMENT RELATIVE TO FORWARD-LOOKING STATEMENTS

Certain written and oral statements made by our Company and subsidiaries or with the approval of an authorized executive officer of our Company, including statements made in filings with the Securities and Exchange Commission, may constitute "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Generally, the words "believe", "expect", "intend", "estimate", "project", "will" and similar expressions identify forward-looking statements, which generally are not historical in nature. All statements which address operating performance, events or developments that we expect or anticipate will occur in the future - including statements relating to volume growth, share of sales or earnings per share growth, and statements expressing general optimism about future operating results - are forward-looking statements. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. As and when made, management believes that these forward-looking statements are reasonable. However, caution should be taken not to place undue reliance on such forward-looking statements since such statements speak only as of the date when made. Although we believe that our expectations are based on reasonable assumptions within the bounds of our knowledge of our business and operations, there can be no assurance that actual results will not differ materially from our expectations. Among the risk factors which could cause actual results to differ materially from expectations are the risks and uncertainties discussed in the annual report on Form 10-K for the year ended December 31, 2004 and those described from time to time in the Company's other filings with the SEC. These include, without limitation, the timing of orders received from customers, the gain or loss of significant customers, the effects of changing government regulations and economic and market conditions, competition from other manufacturers and changes in the demand for our products, including the rate of decline in demand for TEL, and business and legal risks inherent in non-US activities, including political and economic uncertainty, import and export limitations and market risks related to changes in interest rates and foreign exchange rates, successful completion of planned disposals, the impact of changes in senior management, government investigations and material fines or other penalties resulting from its voluntary disclosure to OFAC, and the existence and impact of any deficiencies or material weaknesses or remedial actions taken by the Company in respect of a potential violation of the Code of Ethics by the former Chief Executive Officer which may have resulted in a potential violation of certain laws and regulations by the former Chief Executive Officer and the Company, and compliance with Section 404 of the Sarbanes-Oxley Act of 2002. In addition, increases in the cost of product, changes in the market in general and significant changes in new product introduction could result in actual results varying from expectations. Should one or more of these risks materialize (or the consequences of such developments worsen), or should the underlying assumptions prove incorrect, actual results could differ materially from those expected. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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